SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2010

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4400 Post Oak Pkwy, Suite 2700, Houston, Texas		77027
(Address of principal executive offices)		(Zip code)

(713) 881-3600
(Registrant’s telephone number, including area code)

 Item 2.02.  Results of Operations and Financial Condition.

On August 12, 2010, Adams Resources & Energy, Inc., a Delaware corporation, issued a press release announcing financial results for the second quarter ended June 30, 2010.  A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.  The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07.  Submission of Matters to a Vote of Security Holders

At the annual meeting of the shareholders of Adams Resources & Energy, Inc. held on May 19, 2010, the matters voted upon and the number of votes cast for, as well as the number of withheld and broker non-votes as to such matters, were as stated below.

The following nominees for directors were elected to serve one-year terms expiring at the 2011 annual meeting of shareholders:

Director	Votes For	Votes Withheld	Non-Voted
K. S. Adams, Jr.	3,567,682	81,664	568,321
F. T. Webster	3,572,441	76,905	568,321
E. C. Reinauer, Jr.	3,453,092	196,254	568,321
E. J. Webster, Jr.	3,582,320	67,026	568,321
Larry E. Bell	3,583,139	66,207	568,321

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date: August 12, 2010	By:/s/ Richard B. Abshire
Richard B. Abshire
Chief Financial Officer